NUMBER                                                                   SHARES


                       PALOMAR MEDICAL TECHNOLOGIES, INC.

              Incorporated under the laws of the State of Delaware


THIS IS TO CERTIFY THAT:
                         -------------------------------------------------------

IS THE OWNER OF
                         -------------------------------------------------------

                             Fully-paid and non-assessable  shares of the common
                                        stock,   par  value  $.01,   of  PALOMAR
                                        MEDICAL TECHNOLOGIES, INC.

(hereinafter called the "Company"), transferable on the books of the Company by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned for transfer. The shares represented by this certificate are subject to the laws of the State of Delaware, the provisions of the Certificate of Incorporation and the By-Laws of the Company as now or hereafter amended, copies of which are or will be on file at the principal office of the Company, to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
         -----------------------

                                     S E A L


 /s/ Sarah Reed                                          /s/ Michael H. Smotrich
 -------------------                                    ------------------------
 Assistant Secretary                                    President

THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM - as tenants in common              UNIF GIFT MIN ACT - . . . . Custodian. . . . .
         TEN ENT - as tenants by the entireties                                   (Cust)     (Minor)
         JT TEN - as joint tenants with right of                       under Uniform Gifts to Minors
                           survivorship and not as tenants             Act. . . . . . . . . . . . . . . . .
                           in common                                                    (State)
               Additional  abbreviations
               may also be used  though not
               in the above list.

            FOR VALUE RECEIVED             HEREBY SELL, ASSIGN AND TRANSFER UNTO
                               ----------
Please insert Social Security or other
    identifying number of assignee


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(please print or typewrite name and address, including zip code, of assignee)

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------------------------------------------------------------------------- SHARES

OF THE  CAPITAL  STOCK  REPRESENTED  BY THE  WITHIN  CERTIFICATE,  AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT                                      ATTORNEY
                                   ------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
        -------------------------------------

                       ---------------------------------------------------------
                       NOTICE:
                                 The  signature to the assignment must
                                 correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:
                          ------------------------------------------------------
                          The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.